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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1997 included in Alpha-Beta Technology Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in or made part of this registration statement.



Boston Massachusetts                                  /s/ Arthur Andersen LLP
October 7, 1997
                                                      Arthur Andersen LLP